UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 21, 2021

Northern Lights Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-40524	86-2409612
(Commission File Number)	(IRS Employer Identification No.)

909 Bannock Street

Denver, Colorado 80204

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (510) 323-2526

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Units, each consisting of one share of Class A Common Stock and one-half of one Redeemable Warrant	NLITU	The Nasdaq Stock Market LLC
Class A Common Stock, $0.0001 par value per share	NLIT	The Nasdaq Stock Market LLC
Redeemable Warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50 per share	NLITW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On June 23, 2021, Northern Lights Acquisition Corp., a Delaware corporation (the “Company”), entered into an underwriting agreement by and between the Company and EF Hutton, division of Benchmark Investments, LLC, as representative of the several underwriters named therein (collectively, the “Underwriters”), a copy of which is attached as Exhibit 1.1 hereto and incorporated herein by reference (the “Underwriting Agreement”), relating to the Company’s initial public offering (the “Offering”) of 10,000,000 units (the “Units”) at a price to the public of $10.00 per Unit. Each Unit consists of one share of Class A common stock of the Company, par value $0.0001 per share (“Class A Common Stock”) and one-half of one redeemable warrant of the Company (“Warrant”), with each whole Warrant entitling the holder thereof to purchase one share of Class A Common Stock for $11.50 per share. The Offering will result in gross proceeds of $100.0 million, a portion of which will be placed in a U.S.-based trust account (the “Trust Account”), maintained by Continental Stock Transfer & Trust Company, acting as trustee. Under the terms of the Underwriting Agreement, the Company granted the Underwriters in the Offering a 45-day option to purchase up to 1,500,000 additional Units solely to cover over-allotments, if any (the “Option”). On June 24, 2021, the Underwriters notified the Company that they would exercise the Option in full. This will result in the sale of 11,500,000 Units in total and additional gross proceeds of $15.0 million. An aggregate of $117.3 million will be placed in the Trust Account, which amount includes a portion of the proceeds from a private placement that will close simultaneously with the consummation of the Offering.

The foregoing is only a brief description of the terms of the Underwriting Agreement, does not purport to be a complete description of the rights and obligations of the parties thereunder, and is qualified in its entirety by reference to the Underwriting Agreement that is attached as Exhibit 1.1 hereto and incorporated herein by reference.

The Offering is expected to close on June 28, 2021, subject to the satisfaction of customary closing conditions. The Offering is being made pursuant to the Company’s Registration Statement on Form S-1 (File No. 333-256701), originally filed with the U.S. Securities and Exchange Commission on June 2, 2021 (the “Registration Statement”).

In connection with the Offering, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Registration Statement:

●       the Underwriting Agreement;

●       a Warrant Agreement, dated June 23, 2021, by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent, a copy of which is attached as Exhibit 4.1 hereto and incorporated herein by reference;

●       a Letter Agreement, dated June 23, 2021, by and among the Company, its officers and directors and the Company’s sponsor, 5AK, LLC (the “Sponsor”), a copy of which is attached as Exhibit 10.1 hereto and incorporated herein by reference;

●       an Investment Management Trust Agreement, dated June 23, 2021, by and between the Company and Continental Stock Transfer & Trust Company, as trustee, a copy of which is attached as Exhibit 10.2 hereto and incorporated herein by reference;

●       a Registration Rights Agreement, dated June 23, 2021, by and among the Company and certain security holders, a copy of which is attached as Exhibit 10.3 hereto and incorporated herein by reference;

●       a Placement Unit Purchase Agreement, dated June 23, 2021 (the “Unit Subscription Agreement”), by and between the Company and the Sponsor, a copy of which is attached as Exhibit 10.4 hereto and incorporated herein by reference;

●       Indemnity Agreements, each dated June 23, 2021, between the Company and each of the officers and directors of the Company, the form of which is attached as Exhibit 10.5 hereto and incorporated herein by reference; and

●       an Administrative Support Agreement, dated June 24, 2021 (the “Administrative Services Agreement”), by and between the Company and Luminous Capital Inc., a copy of which is attached as Exhibit 10.6 hereto and incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On June 21, 2021, in connection with the Offering, the Company filed its Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware. A copy of the Amended and Restated Certificate of Incorporation of the Company is attached as Exhibit 3.1 hereto and incorporated herein by reference.

Item 8.01.	Other Events

On June 23, 2021, the Company issued a press release announcing the pricing of the Offering, a copy of which is attached as Exhibit 99.1 hereto and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated June 23, 2021, between the Company and EF Hutton, division of Benchmark Investments, LLC, as representative of the underwriters named therein

3.1	Amended and Restated Certificate of Incorporation dated June 21, 2021

4.1	Warrant Agreement, dated June 23, 2021, between the Company and Continental Stock Transfer & Trust Company

10.1	Letter Agreement, dated June 23, 2021, among the Company, 5AK, LLC and each of the executive officers and directors of the Company.

10.2	Investment Management Trust Agreement, dated June 23, 2021, between the Company and Continental Stock Transfer & Trust Company.

10.3	Registration Rights Agreement, dated June 23, 2021, among the Company and certain securityholders.

10.4	Placement Unit Purchase Agreement, dated June 23, 2021, between the Company and 5AK, LLC.

10.5	Form of Indemnity Agreement.(1)

10.6	Administrative Support Agreement, dated June 24, 2021, by and between the Company and Luminous Capital Inc.

99.1	Press release dated June 23, 2021

(1)	Incorporated by reference as an exhibit to the Company’s Form S-1 (File No. 333-256701), filed with the SEC on June 2, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHERN LIGHTS ACQUISITION CORP.

Date: June 25, 2021	By:	/s/ John Darwin
John Darwin
Co-Chief Executive Officer